                                  EXHIBIT 23.1

                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 11, 2000 relating to the financial statements and financial statement schedule of FirstWorld Communications, Inc., which appear in FirstWorld Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP
Denver, Colorado
July 10, 2000


                                      -9-